SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 25, 2003
                                                          --------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-13794                  13-3818402
         --------                    -------                  ----------
      (State or other            (Commission File          (I.R.S. Employer
      jurisdiction of                Number)            Identification Number)
      incorporation)


1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    33-90786                 13-3818407
         --------                    --------                 ----------
      (State or other            (Commission File          (I.R.S. Employer
      jurisdiction of                Number)           Identification Number)
      incorporation)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code: (609) 449-6515
                                                          --------------

                 TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                 -------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  33-90786-01                13-3818405
         --------                  -----------                ----------
      (State or other            (Commission File          (I.R.S. Employer
      jurisdiction of                Number)            Identification Number)
      incorporation)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated March 25, 2003, issued by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           News Release, dated March 25, 2003, of Trump Hotels & Casino
               Resorts, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TRUMP HOTELS & CASINO RESORTS, INC.

Date:  March 25, 2003                By:   /s/ John P. Burke
                                          --------------------------------------
                                     Name:  John P. Burke
                                     Title: Executive Vice President and
                                            Corporate Treasurer

                                     TRUMP HOTELS & CASINO RESORTS HOLDINGS,
                                     L.P.

                                     By:   Trump Hotels & Casino Resorts, Inc.,
                                           its general partner

Date:  March 25, 2003                By:   /s/ John P. Burke
                                          --------------------------------------
                                     Name:  John P. Burke
                                     Title: Executive Vice President and
                                            Corporate Treasurer

                                     TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date:  March 25, 2003                By:   /s/ John P. Burke
                                          --------------------------------------
                                     Name:  John P. Burke
                                     Title: Executive Vice President and
                                            Corporate Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
99.1           News Release, dated March 25, 2003, of Trump Hotels & Casino
               Resorts, Inc.